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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 10,1997
                                                --------------------------------

                                  HALIS, Inc.
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             (Exact name of registrant as specified in its charter)


Georgia                               0-16288                 58-136623
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


1950 Spectrum Circle, Suite 400, Marietta, Georgia                      30067
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code       (770)857-4461
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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     Pursuant to an Agreement and Plan of Merger and Reorganization, dated as of
January 10, 1997 (the "Merger Agreement"), by and among HALIS, Inc. (formerly Fisher Business Systems, Inc.) (the "Company"), The Compass Group, Inc., a Georgia corporation ("Compass"), Compass Acquisition Co., a newly-formed Georgia corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), and Debra B. York, the sole shareholder of Compass ("York"), on January 10, 1997 the merger of Compass with and into the Subsidiary (the "Merger") was consummated. Immediately after consummation of the Merger, the corporate name of the Subsidiary was changed to "The Compass Group, Inc." It is anticipated that the Subsidiary will continue the software consulting business of Compass.

     Upon consummation of the Merger, York, in her capacity as the sole shareholder of Compass, was issued an aggregate of 350,000 shares of the Company's Common Stock. In addition, the Merger Agreement provides for the issuance of additional shares of the Company's Common Stock at a future date if certain financial targets are achieved for the year ending December 31, 1997.

     In connection with the Merger, the Subsidiary entered into an employment agreement with York providing for the employment of York as President of the Subsidiary for a term of two years at an annual base salary of $120,000. In addition, in connection with the consummation of the Merger, the Company granted to York non-qualified options to purchase 85,000 shares of the Company's Common Stock at an option price of $2.00 per share. The options granted to York are fully exercisable and expire January 10, 2007.

                                      -2-
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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     BDO Seidman, LLP, Atlanta, Georgia was previously the independent auditor for the Company. On January 15, 1997, that firm's appointment as independent auditor was terminated and Habif, Arogeti & Wynne, P.C. was engaged as the Company's independent auditor for the eleven-month transition period ended December 31, 1996. The change was made because as a consequence of the change in control of the Company in November 1996 when it consummated the reverse acquisition of the subsidiaries of AUBIS, LLC and HALIS, LLC. Habif, Arogeti & Wynne, P.C. served as independent auditors for these acquired entities.

     The report of BDO Seidman on the financial statements of the Company for the fiscal years ended January 31, 1996 and 1995 raised substantial doubt about the ability of the Company to continue as a going concern. Except as set forth in the preceding sentence, the report of BDO Seidman did not contain any adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audit of the fiscal years ended January 31, 1996 and 1995, there were no disagreements with BDO Seidman on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of BDO Seidman would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal years ended January 31, 1996 and 1995 and the subsequent interim period, neither the Company or any of its representatives sought the advice of Habif, Arogeti & Wynne, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

     In connection with the audit of the fiscal years ended January 31, 1996 and 1995, BDO Seidman did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) that there existed a need to expand significantly the scope of its audit, or that information had come to BDO Seidman's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause BDO Seidman to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to BDO Seidman's dismissal did not so expand the scope of its audit or conduct such further investigation; or
(iv) that information had come to BDO Seidman's attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to BDO Seidman satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to BDO Seidman's dismissal, the issue has not be resolved to BDO Seidman's satisfaction to prior to its dismissal.

                                      -3-
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     The Company has requested that BDO Seidman furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of BDO Seidman's letter to the Securities & Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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     (a) Financial Statements of Business Acquired:

     At the present time, it is impractical to provide the required financial statements for Compass as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than March 28, 1997 (60 days after this Report is required to be filed).

     (b) Pro Forma Financial Information:

     At the present time, it is impractical to provide the pro forma financial information relative to the Compass acquisition as required by Item 310 of Regulation S-B and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than March 28, 1997 (60 days after this Report is required to be filed).

     (c)  Exhibits:

     2.1 Agreement and Plan of Merger and Reorganization, dated as of January 10, 1997 among HALIS, Inc. and The Compass Group, Inc., Compass Acquisition Co., and Debra B. York.

     16.1 Letter re: Change in Certifying Accountant.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HALIS, INC.



                                    By:     /s/ Larry Fisher
                                       ---------------------------------------
                                       Larry Fisher, President

Dated:   January 21, 1997
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                                 EXHIBIT INDEX


Exhibit                                   Sequential
Number         Description of Exhibit      Page No.
------         ----------------------     ----------

2.1       Agreement and Plan of Merger
          and Reorganization, dated as of
          January 10, 1997 among HALIS, Inc.
          and The Compass Group, Inc.,
          Compass Acquisition Co., and
          Debra B. York.

16.1      Letter re: Change in Certifying
          Accountant.